UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2011

ECO VENTURES GROUP, INC.
(Exact name of registrant as specified in its charter) [FORMERLY MODERN RENEWABLE TECHNOLOGIES, INC.]

Nevada	000-52445	33-1133537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7432 State Road 50, Suite 101 Groveland, FL		34736
Address of principal offices		Zip Code

Registrant’s telephone number including area code:  (352) 557-4830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) / /

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) / /

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) / /

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) / /

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS.

As previously disclosed in our Current Report on Form 8-K dated July 26, 2011,  the Registrant entered into a material definitive agreement for the acquisition of 70% of the capital stock of Eco Ventures Group, Inc., a Florida corporation.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

In our report on Form 8-K filed July 26, 2011, no financial information was provided for Eco Ventures Group, Inc.  In this report on Form 8-K/A we are providing the following financial information:

(a)	Audited Financial Statements of Eco Ventures group, Inc. as of March 31, 2011 and for the period November 9, 2010 (date of inception) though March 31, 2011.

Item 9.01 (a)  Audited Financial Statements of Eco Ventures Group, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Eco Venture Group, Inc.

We have audited the accompanying balance sheet of Eco Venture Group, Inc. (the “Company”), a development stage company as of March 31, 2011 and the related statements of operations, changes in stockholders’ equity and cash flows for the period from November 9, 2010 (date of inception) through March 31, 2011.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to the above present fairly, in all material respects, the financial position of Eco Venture Group, Inc. as of March 31, 2011, and the results of operations, stockholders’ equity and cash flows for the period from November 9, 2010 (date of inception) through March 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 3 to the accompanying financial statements, the Company is a development stage company and is incapable of generating sufficient cash flow to sustain its operations without securing additional financing, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ RBSM LLP

New York, New York
August 9, 2011

Eco Ventures Group, Inc.
 (A Development Stage Company)
 Balance Sheet

March 31, 2011
Assets:
Current assets:
Cash	$250
Total assets	250

Liabilities and Stockholders’ Equity:
Stockholders’ equity:
Common stock, par value $1.25 per share, 1,000,000 shares authorized; 200 shares issued and outstanding at March 31, 2011	$250
Deficit accumulated during development stage	—
Total stockholders’ equity	250

Total liabilities and stockholders’ equity	$250

The accompanying notes are an integral part of these financial statements.

Eco Ventures Group, Inc.
 (A Development Stage Company)
 Statement of Operations

For the Period
from November 9, 2010
(date of inception)
through March 31,
2011
Revenue	$—
Expenses	—
Net income/(loss)	$—

Net income (loss) per common share, basic and diluted	$—
Net income/(loss) per common share:
Weighted average shares Outstanding, basic and diluted	200

The accompanying notes are an integral part of these financial statements.

Eco Ventures Group, Inc.
 (A Development Stage Company)
 Statement of Changes in Stockholders’ Equity

	Common Stock Par Value
	$1.25 Per Share
			Accumulated	Total
			Retained Earnings	Stockholders’
	Shares	Amount	/ (Deficit)	Equity

Balance at November 9, 2010	—	$—	$—	$—
Issuance of common stock	200	250	—	250
Balance at March 31, 2011	200	$250	$—	$250

The accompanying notes are an integral part of these financial statements.

Eco Ventures Group, Inc.
 (A Development Stage Company)
 Statement of Cash Flows

For the Period
from November 9, 2010
(date of inception)
through March
31, 2011

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net income (loss)	$—
Net cash provided by operating activities	—

Cash flows from financing activities:
Proceeds from issuance of common stock	$250
Net cash provided by financing activities	250
Net increase in cash and cash equivalent	$250
Cash and cash equivalent, at beginning of period	—

Cash and cash equivalent, at end of period	$250

Supplemental Disclosures of Cash flow Information:
Interest paid	$—
Income taxes paid	$—

The accompanying notes are an integral part of these financial statements.

Eco Ventures Group, Inc.
(A Development Stage Company)
 Notes to Financial Statements
March 31, 2011

Note 1 — Nature of Operations

Eco Ventures Group, Inc. (the “Company”), a Florida corporation was formed on November 9, 2010 (date of inception).  The Company is developing plans to operate a family of ecologically friendly businesses:
•	Eco Mineral Recovery Group – The recovery and sale of precious metals from recovered mine tailings using a combination of patented and patent pending, low cost, high yield technology.
•	Eco Energy Group – Production of biodiesel fuel and monetization of associated credits – using efficient batch and patent pending Advanced Biofuel refining process.
•	Eco Growers Group – Growth of oil rich crops on plantations established in Panama to provide feedstock for the biodiesel plants, and oil-rich seeds as a cash commodity.

Note 2 — Summary of Significant Accounting Policies

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Development stage entity

The Company is considered to be a development stage entity, as defined by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 915. The Company has not generated any revenues to date, has no significant expenses and has no recurring losses. Consequently, its operations are subject to all the risks inherent in the establishment of a new business enterprise. For the period from November 9, 2010 (date of inception) through March 31, 2011, the Company has no significant losses.

Basic and diluted net income (loss) per share

We utilize ASC 260, “Earnings Per Share” for calculating the basic and diluted net income (loss) per share. In accordance with ASC 260, the basic and diluted income (loss) per share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding. Diluted net income (loss) per share is computed similar to basic net income (loss) per share except that the denominator is adjusted for the potential dilution that could occur if stock options, warrants, and other convertible securities were exercised or converted into common stock. Potentially dilutive securities were not included in the calculation of the diluted net loss per share as their effect would be anti-dilutive. The Company has no common stock equivalents at March 31, 2011.

Income taxes

The Company utilizes ASC 740 “Income Taxes” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.

Cash and cash equivalents

For purposes of the statement of cash flows, cash and cash equivalents includes demand deposits, saving accounts and money market accounts. The Company considers all highly liquid debt instruments with maturities of three months or less when purchased to be cash and cash equivalents.

Revenue recognition

The Company has generated no revenues to date. It is the Company’s policy that revenue from product sales or services will be recognized in accordance with ASC 605 “Revenue Recognition”. Four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or service has been rendered; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management’s judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company will defer any revenue for which the product was not delivered or service was not rendered and or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or service has been rendered or no refund will be required.

Research and development

In accordance with ASC 730, “Research and Development”, the Company expenses all research and development costs as incurred. The Company had incurred no research and development costs since inception date, November 9, 2010 through March 31, 2011.

Recently Adopted Accounting Principles

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not expect the future adoption of any such pronouncements to have a significant impact on its results of operations, financial condition or cash flow.

Note 3 — Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company is a development stage entity and has not established any sources of revenue to cover its operating expenses. The Company will engage in very limited activities without incurring any significant liabilities that must be satisfied in cash until a source of funding is secured. As shown in the accompanying financial statements, the Company has not generated any revenue for the period from November 9, 2010 (date of inception) through March 31, 2011.  The Company had $250 cash balance at March 31, 2011 from the issuance of common stocks to its founders and officers since its date of inception.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company’s ability to continue existence is dependent upon commencing its planned operations, management’s ability to develop and achieve profitable operations and/or upon obtaining additional financing to carry out its planned business. The Company intends to fund its business development, acquisition endeavors and operations through equity and debt financing arrangements. Subsequent to March 31, 2011, certain shareholders of the Company have committed to meeting operating expenses. However, there can be no assurance that these arrangements will be sufficient to fund its ongoing capital expenditures, working capital, and other cash requirements. The outcome of these matters cannot be predicted at this time.

There can be no assurance that any additional financings will be available to the Company on satisfactory terms and conditions, if at all. In the event we are unable to continue as a going concern, we may elect or be required to seek protection from our creditors by filing a voluntary petition in bankruptcy or may be subject to an involuntary petition in bankruptcy. To date, management has not considered this alternative, nor does management view it as a likely occurrence.

The accompanying financial statements do not include any adjustments related to the recoverability or classification of asset-carrying amounts or the amounts and classification of liabilities that may result should the Company be unable to continue as a going concern.

Note 4 — Commitments and Contingencies

The Company has no lease and employment commitments as of March 31, 2011.

Note 5 — Stockholders’ Equity

The Company is authorized to issue 1,000,000 shares of its common stock, with par value of $1.25 per share.

On March 6, 2011, the Company issued 200 shares of common stock to its founders for $250.  As of March 31, 2011 there were 200 shares of common stock issued and outstanding.

Note 6 –Subsequent Events

On April 1, 2011, the Company entered into a “Commercial Lease Agreement” with Slim Properties, Inc. for the premises located at 7432 East Highway 50, Suites 101, 102 and 129, Groveland, Florida 34736.  The facility will be used to house the corporate offices and warehouse.  The terms of the lease are for one year at a rate of sixty thousand dollars ($60,000) per year due in twelve monthly rent payments of five thousand dollars ($5,000) each.

On April 16, 2011, the Company entered into a “Commercial Lease Agreement” with Slim Properties, Inc. for the premises located at 7510 East Highway 50, Groveland, Florida 34736.  The 21,000+ square foot facility will be used to house the bio-fuel facility.  The terms of the lease are for one year at a rate of one seventeen thousand dollars ($117,000) per year due in twelve monthly rent payments of nine thousand seven hundred fifty dollars ($9,750) each.

1- On April 28, 2011, the Company entered into a “Joint Venture Agreement” (“JV”) with Raptor Equipment and Fabrication, Inc., who is in the process of merging with Raptor Technology Group, Inc., both are located at 7064 Sampey Road, Groveland, Florida 34736 (collectively “Raptor”).  The JV is premised on the fact that Raptor is the owner of valuable technical data and intellectual property for the extraction of precious metals from reclaimed mine tailings that are contained in a slurry concentrate to be used primarily on sources of polluted old mine waste heaps sourced throughout the Americas and globally.  Raptor and the Company entered into the agreement for the purposes of utilizing the intellectual property by including, but not limited to, generating sales, marketing, distribution and overall exploitation of the Product.  Raptor and the Company will own the Intellectual Property fifty-fifty (50/50), including all modifications and improvements thereof.   As part of the terms of the JV, the Company shall provide funding for the building of a facility that can process tailings in accordance with the following schedule and tonnage: 2,000 tons per year at a cost of four hundred thousand US dollars ($400,000).  The Company’s shareholders have already paid Raptor $400,000 as the date of this report on behalf of the Company.

In connection with the JV entered into with Raptor and pursuant to “Section 5 - Additional Compensation” of the JV, the Company agreed to issue two million, five hundred thousand restricted common shares to Mr. Tom Gleason and two million, five hundred thousand restricted common shares to Mr. Dwyane Dundore as a part of the reorganization.

On May 12, 2011, the Company entered into an agreement with Raptor Fabrication & Equipment, Inc. for the purchase of a three million, six hundred thousand (3,600,000) gallon per year Bio-Diesel System.  The total cost to build the facility will be one million, six hundred thousand dollars ($1,600,000).  The Shareholder’s on behalf of the Company have already paid one hundred five thousand dollars ($105,000) with the balance being due June 30, 2012.

On May 17, 2011,  the Company entered into an agreement with Raptor Fabrication & Equipment, Inc. for the purchase of a three million (3,000,000) gallon per year brown grease Bio-Diesel Advanced Reactor System;  (based on 8,640 hours a year and feedstock of <40% FFA, system can take FFA of < 95% but will slow production).  The total cost to build the facility will be four million, one hundred-six thousand, one hundred and four dollars ($4,106,104).  Terms of Payment: Purchase within USA and Canada require a 50% deposit upon acceptance of Proposal, 25% in 6 week, 15% on shipment with balance due on startup of system.  Purchases outside the USA and Canada require prepayment or an Irrevocable Letter of Credit prior to shipment.

2-The Company merged with Modern Renewable Technologies, Inc., (“Modern”), a Nevada Corporation, pursuant to a Reorganization Agreement on May 27, 2011 (the “Merger Transaction”).  Under the terms of the Agreement, shareholders of Eco Ventures Group, Inc. (the “Company” or “Eco Ventures – Florida”) exchanged an aggregate of seventy percent (70%) of the Company’s issued and outstanding capital stock in exchange for 61,500,000 restricted shares of Modern’s authorized but unissued capital stock.  Further, Modern warranted that at closing the total issued and outstanding shares of its stock on a fully diluted basis would be a total of 78,395,515 shares.

3- Modern is a publicly registered corporation and the Merger Transaction was completed on June 1, 2011.   As a condition of the Merger Transaction, Modern changed its name to Eco Ventures Group, Inc. as a Nevada Corporation (“Eco Ventures – Nevada” or the “Registrant”).  The transaction has been accounted for in substance as a reverse acquisition of the Registrant by Eco Ventures – Florida since the stockholders of Eco Ventures – Florida owned a majority of the Registrant’s voting power immediately following the Merger Transaction and Eco Ventures – Florida’s management has assumed operational, management and governance control.  For accounting purposes, Eco Ventures – Florida or the Company shall be the accounting acquirer and or the surviving entity.  Accordingly, the historical financial statements are those of Eco Ventures – Florida, the accounting acquirer, immediately following the consummation of the reverse merger.

SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:	August 26, 2011

ECO VENTURES GROUP, INC.

By:/s/ RANDALL LANHAM
RANDALL LANHAM
Chief Executive Officer

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